UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

USBC, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 E 2nd Street, 15th Floor, Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

(206) 903-1351
(Registrant’s telephone number, including area code)

Know Labs, Inc. 619 Western Avenue, Suite 610, Seattle, Washington 98104
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	USBC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Indemnification Agreements

USBC, Inc. (the “Company”) adopted a form of indemnification agreement (the “Indemnification Agreement”), which provides, among other things, for indemnification to the fullest extent permitted by law and the Company’s restatement of articles of incorporation, as amended and second amended and restated bylaws against any and all expenses, judgments, fines, penalties and amounts paid in settlement of any claim. The Indemnification Agreement provides for the advancement or payment of all expenses to the indemnitee and for reimbursement to us if it is found that such indemnitee is not entitled to such indemnification under applicable law and the Company’s restatement of articles of incorporation, as amended and second amended and restated bylaws.

The Company is entering into Indemnification Agreements with each of its current directors and officers.

The Company also maintains a directors’ and officers’ liability insurance policy pursuant to which its directors and officers are insured against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended and the Exchange Act of 1934, as amended.

The foregoing description of the Indemnification Agreement is not complete and is subject to the full text of the Form of Indemnification Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events

Name & Ticker Change

On August 15, 2025, the Company issued a press release announcing the completion of the change in the name of the Company to USBC, Inc. and the change in trading symbol of the Company to “USBC” on the NYSE American LLC, each effective August 15, 2025. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Change of Address

The Company changed the address of its principal executive offices to Reno, Nevada.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1*	Form of Indemnification Agreement.
99.1	Press Release, dated August 15, 2025.

* Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USBC, INC.

Date: August 15, 2025	By:	/s/ Robert Gregory Kidd
	Name:	Robert Gregory Kidd
	Title:	Chief Executive Officer

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